EXHIBIT 99.1

WaMu Mortgage Pass-Through Certificates
Series 2004-AR14

Marketing Materials

[$675,500,100] (Approximate)

Washington Mutual

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Washington Mutual Bank, FA
Servicer

LEHMAN BROTHERS	Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR14
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Preliminary Term Sheet	Date Prepared: December 2, 2004

Contacts

Trading:

Brian Hargrave     (212) 526-8320
Rich McKinney    (212) 526-8320
Brendan Garvey    (212) 526-8320

Syndicate:

Kevin White              (212) 526-9519
Daniel Covello           (212) 526-9519
Paul Tedeschi            (212) 526-9519

Residential Mortgage Finance:

Stan Labanowski     (212) 526-6211
Mike Hitzmann       (212) 526-5806
Mary Stone            (212) 526-9606
 Nicholas Stimola   (212) 526-0212

All collateral statistics described herein are based on the current collateral balances as of November 4, 2004 (the “Statistical Calculation Date”) unless otherwise indicated.  The information contained herein will be superseded by the description of the mortgage loans contained in any subsequent term sheets and the PROSPECTUS SUPPLEMENT.  The PROSPECTUS SUPPLEMENT supersedes the information in all prior term sheets, if any.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	2	RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2004-AR14
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Preliminary Term Sheet	Date Prepared: December 2, 2004

WaMu Mortgage Pass-Through Certificates, Series 2004-AR14

[$675,500,100] (Approximate, Subject to +/- 10% Variance)

Publicly Offered Senior Certificates

5/1 Hybrid ARM Residential Mortgage Loans

Class	Principal Amount (Approx.) (1)	WAL (Yrs) To Wtd Avg Roll/Mat (2)	Pmt Window (Mths) To Wtd Avg Roll/Mat (2)	Interest Rate Type	Tranche Type	Expected Ratings [Fitch/S&P]
A-1	[$551,000,000]	2.61/3.36	1-59/1-360	(4)	Senior PT	Aaa/AAA
A-2	[$100,000,000]	2.61/3.36	1-59/1-360	(5)	Senior Fixed	Aaa/AAA
A-3(7)	[$24,500,000]	2.61/3.36	1-59/1-360	(4)	Senior PT	Aaa/AAA
X (6)	notional	NA	NA	(6)	Senior IO	Aaa/AAA
R	[$100]	0.10/0.10	1-1/1-1	(3)	Senior Residual	Aaa/AAA
B-1 (8)	[$13,650,000]	4.36/6.07	1-59/1-360	(4)	Subordinate PT	NA/AA
B-2 (8)	[$4,200,000]	4.36/6.07	1-59/1-360	(4)	Subordinate PT	NA/A
B-3 (8)	[$2,450,000]	4.36/6.07	1-59/1-360	(4)	Subordinate PT	NA/BBB
B-4 (8)	[$1,750,000]	Privately Offered Certificates			Subordinate PT	NA/BB
B-5 (8)	[$1,400,000]				Subordinate PT	NA/B
B-6 (8)	[$1,049,900]				Subordinate PT	NR/NR

Total:

	[$700,000,000]

(1)     The Certificates (as described herein) are collateralized by a pool of 5/1 ARM loans indexed to 1-year CMT or 1-year LIBOR.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)      The WAL and Payment Window for the Class A-1, Class A-2 and Class A-3 Certificates (“Class A Certificates”) and the Class B-1, Class B-2 and Class B-3 Certificates are shown to the Weighted Average Roll Date and Maturity, as described herein and are run using a prepayment assumption of 25% CPR.

(3)     REMIC Residual.  For each Distribution Date, the Class R Certificate will have an interest rate equal to the Net WAC of the Mortgage Loans.  As of the Statistical Calculation Date, the Net WAC for the initial Distribution Date is expected to be approximately [4.283%].

(4)     For every Distribution Date, the Class A Certificates and the Subordinate Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.  As of the Statistical Calculation Date, the Net WAC for the initial Distribution Date is expected to be approximately [4.283%].

(5)     The Class A-2 Certificates will accrue interest at a rate equal to the lesser of (a) 3.98% per annum and (b) the Net WAC of the Mortgage Loans,  to the Weighted Average Roll Date, after which, it will accrue interest at a rate equal to the Net WAC of the Mortgage Loans.

(6)      The Class X Certificates will accrue interest at a rate equal to the excess, if any, of the Net WAC of the Mortgage Loans over the interest rate of the Class A-2 Certificates, based on a  notional amount equal to the balance of the Class A-2 Certificates.   After the Weighted Average Roll Date, the Class X Certificates will not be entitled to distributions of any kind.

(7)     The Class A-3 Certificates are subordinate to the Class A-1 and Class A-2 Certificates with regard to loss allocation.  In the case that all of the Subordinate Certificates have had their balances reduced to zero, the Class A-3 Certificates would be allocated all losses that would have been allocated to the Class A-1 and Class A-2 Certificates until its class balance has been reduced to zero.

(8)     Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates are not offered hereby.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	3	RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2004-AR14
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Depositor and Master Servicer:                  Washington Mutual Mortgage Securities Corp. (“WMMSC”)

Servicer:                                Washington Mutual Bank, FA (“WMBFA”)

 Lead Managers:                  Lehman Brothers Inc. and WaMu Capital Corp.

Trustee:                                 LaSalle Bank, National Association

Rating Agencies:                 Fitch and S&P will rate the Senior Certificates.  The Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will be rated by S&P only.  The Class B-6 Certificates will not be rated.  It is expected that the Certificates will be assigned the credit ratings on page 3 of this Preliminary Term Sheet.

Cut-off Date:                         December 1, 2004

Statistical Calculation

Date:                                      November 4, 2004

Expected Pricing Date:      On or about December [13], 2004.

Closing Date:                       On or about December [20], 2004.

Distribution Date:               The 25th day of each month (or if such day is not a business day, the next succeeding business day), commencing in January 2005.

Servicing Fee:                      0.375% per annum of the aggregate principal balance of the Mortgage Loans.

Master Servicing Fee:        0.050% per annum of the aggregate principal balance of the Mortgage Loans.

Certificates:                          The “Senior Certificates” will consist of the Class A Certificates, the Class X Certificates and the Class R Certificate.  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”

Accrued Interest:                 The Senior Certificates settle with accrued interest.  The price to be paid by investors for the Senior Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (19 days).

Delay Days:                          24 days

Day Count:                           30/360

Interest Accrual Period:    The interest accrual period with respect to the Senior Certificates for a given Distribution Date will be the calendar month proceeding the month in which such Distribution Date occurs.

Registration:                        The Class A and Class X Certificates will be made available in book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Class A and Class X Certificates will be treated as REMIC regular interests for federal income tax purposes.  It is anticipated that the Class R Certificate will be treated as a residual interest for federal income tax purposes.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	4	RESIDENTIAL MORTGAGE FINANCE

ERISA Eligibility:               The Class A and Class X Certificates are expected to be ERISA eligible, subject to the limitations set forth in the final prospectus supplement.  Prospective investors should review with their legal advisors whether the purchase and holding of the Senior Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:            The Class A and Class X Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:       The terms of the transaction allow for a termination of the Certificates which may be exercised on any Distribution Date after the first date which the aggregate principal balance of the Mortgage Loans is equal to or less than 5% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date")

Weighted Average Roll Date:                             The Distribution Date in November 2009 (month 59).

Pricing Prepayment Speed:                                    The Senior Certificates will be priced to a 25% constant prepayment rate (“CPR”).

Mortgage Loans:                 As of the Statistical Calculation Date the aggregate principal balance of the mortgage loans described herein is approximately [$735,544,642.35] (the “Mortgage Loans”).  The Mortgage Loans are non-convertible, adjustable rate mortgage loans that are either indexed to One Year CMT (approximately [89.96%]) or One Year LIBOR (approximately [10.04%]) with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan (“5/1 ARM”).  The Mortgage Loans have an original term to maturity of 30 years.

As of the Statistical Calculation Date, approximately [96.63%] of the Statistical Calculation Mortgage Loans are scheduled to pay only interest for the first 5 years of their term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize each mortgage loan over its remaining 25 year term.  The Statistical Calculation Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached collateral descriptions for more information.

The information related to the Mortgage Loans described herein reflects information as of the Statistical Calculation Date with respect to a portion of the Mortgage Loans expected to be included in the mortgage pool.  It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein.

Last Scheduled Distribution Date:               The Last Scheduled Distribution Date for the Certificates is the Distribution Date in [January 2035] which is the Distribution Date in the month after the scheduled maturity date for the latest maturing mortgage loan.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	5	RESIDENTIAL MORTGAGE FINANCE

Net Mortgage Rate:            The Net Mortgage Rate for each mortgage loan is equal to the per annum mortgage interest rate on that mortgage loan less the sum of the master servicing fee rate and the servicing fee rate.

Net WAC:                               The Net WAC for any Distribution Date is the weighted average of the Net Mortgage Rates of the mortgage loans as of the second preceding Due Date after giving effect to the payments due on the mortgage loans on that Due Date.

As of the Statistical Calculation Date and with respect to the Statistical Calculation Mortgage Loans, the Net WAC for the initial Distribution Date in January 2005 is expected to be approximately [4.283%].

Due Date:                              The day on which the monthly payment for each Mortgage Loan is due, which is the first day of the month

Prior Period:                        With respect to any Distribution Date, the calendar month immediately preceding such Distribution Date is the “Prior Period.”

Payoffs:                                  Payoffs are prepayments in full.

Curtailments:                       Curtailments are partial prepayments on a mortgage loan.

Advancing Obligation:      The Master Servicer is obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:      Washington Mutual Mortgage Securities Corp., as Master Servicer, is obligated to remit to the Certificate Account on the business day before each Distribution Date an amount equal to the lesser of (a) any shortfall for the previous month in interest collections resulting from the timing of Payoffs made from the 15th day of the calendar month preceding the Distribution Date to the last day of the month, (b) the applicable monthly master servicing fee payable to Washington Mutual Mortgage Securities Corp., any reinvestment income realized by Washington Mutual Mortgage Securities Corp., as Master Servicer, relating to Payoffs made during the Prepayment Period (as defined below) and interest payments on Payoffs received during the period of the first day through the 14th day of the month of the Distribution Date and (c) 1/12th of 0.125% of the scheduled principal balance.  Compensating Interest will be added to the Available Distribution Amount.

Any remaining shortfall in interest collections resulting from Curtailments, the timing of Payoffs and the Relief Act will be allocated pro rata to the certificates, according to the amount of interest to which each class of certificates would otherwise be entitled, in each case, in reduction of that amount.

Prepayment Period:            For each Distribution Date and each Payoff, the “Prepayment Period’’ will start on the 15th day of the month preceding the month in which the Distribution Date occurs (or, in the case of the first Distribution Date, beginning on the Cut-off Date) and will end on the 14th day of the month in which the Distribution Date occurs. For each Distribution Date and each Curtailment, the related “Prepayment Period’’ will be the month preceding the month in which the Distribution Date occurs.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	6	RESIDENTIAL MORTGAGE FINANCE

Credit Enhancement:         Senior/subordinate, shifting interest structure.  The initial credit enhancement for the Senior Certificates will consist of the subordination of the Class B Certificates, initially [3.50] % total subordination.

 The initial credit enhancement information shown below is subject to final rating agency approval:

Subordination of Class B Certificates

Priority of Payment [logo of arrow pointing down]	Senior Certificates Credit Support (3.50%)	Order of Loss Allocation [logo of arrow pointing up]
Class B-1 Credit Support (1.55%)
Class B-2 Credit Support (0.95%)
Class B-3 Credit Support (0.60%)
Class B-4 Credit Support (0.35%)
Class B-5 Credit Support (0.15%)
Class B-6 Credit Support (0.00%)

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	7	RESIDENTIAL MORTGAGE FINANCE

Shifting Interest:                  Through the Distribution Date in December 2011, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:                                                                   Unscheduled Principal Payments (%)

January 2005 – December 2011                                      0% Pro Rata Share

January 2012 – December 2012                                      30% Pro Rata Share

January 2013 – December 2013                                      40% Pro Rata Share

January 2014 – December 2014                                      60% Pro Rata Share

January 2015 – December 2015                                      80% Pro Rata Share

January 2016 and thereafter                                           100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles unscheduled principal payments will be paid pro rata between the Senior Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in January 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in January 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

 In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loans, regardless of any prepayment percentages.

Allocation of Realized Losses:                  Any realized losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter pro rata to the Senior Certificates until each respective class principal balance has been reduced to zero.  However, on any Distribution Date after the aggregate class principal balance of the Subordinate Certificates has been reduced to zero, any portion of any loss that would have been allocated to the Class A-1 or Class A-2 Certificates will instead be allocated to the Class A-3 Certificates until its class balance has been reduced to zero.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	8	RESIDENTIAL MORTGAGE FINANCE

Certificates Priority of Distributions:     Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)       Senior Certificates, accrued and unpaid interest, pro rata, at the related Certificate Interest Rate;

2)       Class R Certificate, principal, until its class principal balance is reduced to zero;

3)       To the Class A Certificates, principal, pro rata, until their class principal balances are reduced to zero;

4)       Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

5)       Class B-1 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

6)       Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

7)       Class B-2 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

8)       Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

9)       Class B-3 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

10)    Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such Classes;

11)    Class R Certificate, any remaining amount.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	9	RESIDENTIAL MORTGAGE FINANCE

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers Trading Desk at (212) 526-8320.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	10	RESIDENTIAL MORTGAGE FINANCE

Yield Tables (%)

Class A to Weighted Average Roll Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR
99-16	4.39	4.40	4.40	4.41	4.43	4.44	4.45
WAL (yr)	3.82	3.36	2.97	2.61	2.30	2.03	1.79
MDUR (yr)	3.41	3.02	2.67	2.37	2.09	1.86	1.64
First Prin Pay	1/25/2005	1/25/2005	1/25/2005	1/25/2005	1/25/2005	1/25/2005	1/25/2005
Last Prin Pay	11/25/2009	11/25/2009	11/25/2009	11/25/2009	11/25/2009	11/25/2009	11/25/2009

Class A to Maturity

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR
99-16	4.64	4.59	4.55	4.52	4.50	4.49	4.49
WAL (yr)	7.83	5.60	4.25	3.36	2.74	2.28	1.93
MDUR (yr)	5.91	4.49	3.55	2.89	2.41	2.04	1.75
First Prin Pay	1/25/2005	1/25/2005	1/25/2005	1/25/2005	1/25/2005	1/25/2005	1/25/2005
Last Prin Pay	12/25/2034	12/25/2034	12/25/2034	12/25/2034	12/25/2034	12/25/2034	12/25/2034

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	11	RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates
Series 2004-AR14
30 Year 5/1 Hybrid ARM Mortgage Loans
Preliminary Collateral Information As of the Statistical Calculation Date

TOTAL CURRENT BALANCE:	$735,544,642.35
NUMBER OF LOANS:	1,175

			Minimum		Maximum
AVG CURRENT BALANCE:	$625,995.44		$213,680.91		$1,500,000.00
AVG ORIGINAL BALANCE:	$627,481.65		$335,000.00		$1,500,000.00

WAVG LOAN RATE:	4.708%		3.875%		5.750%
WAVG GROSS MARGIN:	2.699%		2.140%		3.125%
WAVG MAXIMUM LOAN RATE:	9.712%		8.875%		10.875%
WAVG PERIODIC RATE CAP:	2.000%		2.000%		2.000%
WAVG FIRST RATE CAP:	5.000%		5.000%		5.000%

WAVG ORIGINAL LTV:	66.92%		16.56%		100.00%

WAVG CREDIT SCORE:	742		562		836

WAVG ORIGINAL TERM:	360.0	months	360.0	months	360.0	months
WAVG REMAINING TERM*:	358.5	months	331.0	months	360.0	months
WAVG SEASONING*:	1.5	months	1.0	months	29.0	months

WAVG NEXT RATE RESET*:	59	months	31	months	60	months
WAVG RATE ADJ FREQ:	12	months	12	months	12	months
WAVG FIRST RATE RESET*:	59	months	31	months	60	months

TOP STATE CONC ($):	72.87% California, 3.69% Washington, 3.01% Illinois
MAXIMUM ZIP CODE CONC ($):	1.51% 95070

FIRST PAY DATE:		August 1, 2002		January 1, 2005
RATE CHANGE DATE:		July 1, 2007		December 1, 2009
MATURITY DATE:		July 1, 2032		December 1, 2034

* Calculated As of 12/1/2004

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	12	RESIDENTIAL MORTGAGE FINANCE

			% of Aggregate
	Number of	Principal Balance	Principal Balance
INDEX:	Mortgage Loans	Outstanding	Outstanding
1 Year CMT (Weekly)	1055	$661,715,369.11	89.96%
1 Year Libor (WSJ/1 Mo Lead)	120	73,829,273.24	10.04
Total:	1,175	$735,544,642.35	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
PRODUCT:	Mortgage Loans	Outstanding	Outstanding
5/1 ARM	1055	$661,715,369.11	89.96%
5/1 ARM (Libor)	120	73,829,273.24	10.04
Total:	1,175	$735,544,642.35	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
DELINQUENCY:	Mortgage Loans	Outstanding	Outstanding
Current	1175	$735,544,642.35	100.00%
Total:	1,175	$735,544,642.35	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
CURRENT BALANCE ($):	Mortgage Loans	Outstanding	Outstanding
200,000.01 – 300,000.00	2	$455,680.91	0.06%
300,000.01 - 400,000.00	178	66,377,033.42	9.02
400,000.01 - 500,000.00	295	133,684,715.28	18.17
500,000.01 - 600,000.00	195	107,918,126.77	14.67
600,000.01 - 700,000.00	177	114,682,346.05	15.59
700,000.01 - 800,000.00	87	65,579,267.33	8.92
800,000.01 - 900,000.00	67	57,005,496.43	7.75
900,000.01 - 1,000,000.00	108	105,504,261.84	14.34
1,000,000.01 - 1,100,000.00	12	12,654,400.00	1.72
1,100,000.01 - 1,200,000.00	12	13,899,121.61	1.89
1,200,000.01 - 1,300,000.00	15	18,959,867.71	2.58
1,300,000.01 - 1,400,000.00	10	13,572,450.00	1.85
1,400,000.01 - 1,500,000.00	17	25,251,875.00	3.43
Total:	1,175	$735,544,642.35	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	13	RESIDENTIAL MORTGAGE FINANCE

			% of Aggregate
	Number of	Principal Balance	Principal Balance
LOAN RATE (%):	Mortgage Loans	Outstanding	Outstanding
3.751 - 4.000	7	$4,002,427.85	0.54%
4.001 - 4.250	44	28,749,462.00	3.91
4.251 - 4.500	342	223,361,094.47	30.37
4.501 - 4.750	343	211,204,031.78	28.71
4.751 - 5.000	353	215,842,448.32	29.34
5.001 - 5.250	64	38,516,258.05	5.24
5.251 - 5.500	10	4,839,007.32	0.66
5.501 - 5.750	12	9,029,912.56	1.23
Total:	1,175	$735,544,642.35	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
GROSS MARGIN (%):	Mortgage Loans	Outstanding	Outstanding
2.001 - 2.500	122	$74,840,901.46	10.17%
2.501 - 3.000	1,052	660,295,740.89	89.77
3.001 - 3.500	1	408,000.00	0.06
Total:	1,175	$735,544,642.35	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	14	RESIDENTIAL MORTGAGE FINANCE

			% of Aggregate
	Number of	Principal Balance	Principal Balance
MAXIMUM LOAN RATE (%):	Mortgage Loans	Outstanding	Outstanding
8.751 - 9.000	6	$3,207,427.85	0.44%
9.001 - 9.250	45	29,152,588.25	3.96
9.251 - 9.500	341	222,957,968.22	30.31
9.501 - 9.750	345	212,129,031.78	28.84
9.751 - 10.000	350	213,562,448.32	29.03
10.001 - 10.250	63	37,574,625.05	5.11
10.251 - 10.500	12	6,430,640.32	0.87
10.501 - 10.750	12	9,029,912.56	1.23
10.751 - 11.000	1	1,500,000.00	0.20
Total:	1,175	$735,544,642.35	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
FIRST RATE CAP (%):	Mortgage Loans	Outstanding	Outstanding
5.000	1,175	$735,544,642.35	100.00%
Total:	1,175	$735,544,642.35	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
PERIODIC RATE CAP (%):	Mortgage Loans	Outstanding	Outstanding
2.000	1,175	$735,544,642.35	100.00%
Total:	1,175	$735,544,642.35	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
ORIGINAL TERM (months):	Mortgage Loans	Outstanding	Outstanding
360	1,175	$735,544,642.35	100.00%
Total:	1,175	$735,544,642.35	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
REMAINING TERM (months) (1) :	Mortgage Loans	Outstanding	Outstanding
301- 336	1	$943,000.00	0.13%
337- 348	2	806,285.80	0.11
349 > =	1,172	733,795,356.55	99.76
Total:	1,175	$735,544,642.35	100.00%
(1) As of December 1, 2004

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	15	RESIDENTIAL MORTGAGE FINANCE

			% of Aggregate
	Number of	Principal Balance	Principal Balance
FIRST RATE ADJUSTMENT DATE:	Mortgage Loans	Outstanding	Outstanding
2007-07	1	$943,000.00	0.13%
2008-06	1	410,285.80	0.06
2008-10	1	396,000.00	0.05
2009-01	3	1,452,309.35	0.20
2009-02	1	394,811.17	0.05
2009-03	23	22,674,705.09	3.08
2009-04	7	6,214,240.70	0.84
2009-05	13	9,239,619.10	1.26
2009-06	14	8,957,966.62	1.22
2009-07	6	4,540,712.10	0.62
2009-08	2	1,253,557.32	0.17
2009-09	4	2,115,324.10	0.29
2009-10	5	4,129,000.00	0.56
2009-11	1,015	622,577,367.00	84.64
2009-12	79	50,245,744.00	6.83
Total:	1,175	$735,544,642.35	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
ORIGINAL LTV (%):	Mortgage Loans	Outstanding	Outstanding
15.01 - 20.00	2	$1,987,800.00	0.27%
20.01 - 25.00	4	1,930,000.00	0.26
25.01 - 30.00	8	5,575,628.22	0.76
30.01 - 35.00	18	12,435,700.00	1.69
35.01 - 40.00	24	15,903,988.54	2.16
40.01 - 45.00	37	26,083,322.09	3.55
45.01 - 50.00	38	24,931,518.08	3.39
50.01 - 55.00	63	40,063,329.00	5.45
55.01 - 60.00	60	38,826,329.35	5.28
60.01 - 65.00	119	81,318,197.32	11.06
65.01 - 70.00	190	141,048,087.26	19.18
70.01 - 75.00	270	168,906,438.18	22.96
75.01 - 80.00	331	170,969,489.79	23.24
80.01 - 85.00	5	3,169,648.34	0.43
85.01 - 90.00	3	1,229,811.17	0.17
90.01 - 95.00	2	557,680.91	0.08
95.01 - 100.00	1	607,674.10	0.08
Total:	1,175	$735,544,642.35	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	16	RESIDENTIAL MORTGAGE FINANCE

			% of Aggregate
	Number of	Principal Balance	Principal Balance
CREDIT SCORE:	Mortgage Loans	Outstanding	Outstanding
N/A	6	$2,932,546.24	0.40%
550 - 599	2	960,000.00	0.13
600 - 649	13	6,477,003.74	0.88
650 - 699	81	46,750,261.99	6.36
700 - 749	576	361,446,118.83	49.14
750 - 799	475	302,964,734.47	41.19
800 - 849	22	14,013,977.08	1.91
Total:	1,175	$735,544,642.35	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
AMORTIZATION:	Mortgage Loans	Outstanding	Outstanding
Fully Amortizing	51	$24,819,097.60	3.37%
Interest Only	1,124	710,725,544.75	96.63
Total:	1,175	$735,544,642.35	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
DOCUMENTATION:	Mortgage Loans	Outstanding	Outstanding
Reduced	849	$544,405,256.89	74.01%
Full	326	191,139,385.46	25.99
Total:	1,175	$735,544,642.35	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
OCCUPANCY:	Mortgage Loans	Outstanding	Outstanding
Primary Residence	1,114	$703,341,977.25	95.62%
Second Home	61	32,202,665.10	4.38
Total:	1,175	$735,544,642.35	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
PROPERTY TYPE:	Mortgage Loans	Outstanding	Outstanding
Single Family	1,057	$669,545,536.44	91.03%
Condo Low Rise	110	60,786,390.83	8.26
Coop	8	5,212,715.08	0.71
Total:	1,175	$735,544,642.35	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	17	RESIDENTIAL MORTGAGE FINANCE

			% of Aggregate
	Number of	Principal Balance	Principal Balance
PURPOSE:	Mortgage Loans	Outstanding	Outstanding
Rate/Term Refinance	400	$261,683,017.07	35.58%
Purchase	413	252,118,940.03	34.28
Cash Out Refinance	362	221,742,685.25	30.15
Total:	1,175	$735,544,642.35	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
GEOGRAPHIC AREA:	Mortgage Loans	Outstanding	Outstanding
California	844	$535,970,453.28	72.87%
Washington	47	27,164,951.54	3.69
Illinois	36	22,155,196.97	3.01
New York	33	21,086,269.55	2.87
Connecticut	31	20,657,432.33	2.81
Colorado	31	19,801,925.70	2.69
Arizona	27	17,956,850.00	2.44
Florida	21	11,169,696.14	1.52
Virginia	17	9,688,791.60	1.32
Nevada	15	8,594,875.00	1.17
Maryland	11	6,880,000.00	0.94
Massachusetts	11	6,801,968.82	0.92
New Jersey	10	5,348,210.00	0.73
Oregon	8	3,863,920.00	0.53
District Of Columbia	5	3,219,357.32	0.44
Georgia	5	2,846,920.00	0.39
Michigan	3	2,099,200.00	0.29
Ohio	3	1,832,000.00	0.25
Utah	2	1,394,800.00	0.19
Minnesota	3	1,344,000.00	0.18
South Carolina	2	1,246,874.10	0.17
Pennsylvania	3	1,237,250.00	0.17
Idaho	2	850,000.00	0.12
Alabama	1	555,200.00	0.08
Rhode Island	1	490,000.00	0.07
Maine	1	442,500.00	0.06
Texas	1	432,000.00	0.06
Wisconsin	1	414,000.00	0.06
Total:	1,175	$735,544,642.35	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	18	RESIDENTIAL MORTGAGE FINANCE

			% of Aggregate
	Number of	Principal Balance	Principal Balance
NORTH/SOUTH CA BREAKOUT:	Mortgage Loans	Outstanding	Outstanding
CA-N	467	$300,407,817.84	40.84%
CA-S	377	235,562,635.44	32.03
Other	331	199,574,189.07	27.13
Total:	1,175	$735,544,642.35	100.00%

			% of Aggregate
	Number of	Principal Balance	Principal Balance
TOP 50 PROP ZIP (CA)	Mortgage Loans	Outstanding	Outstanding
95070 SARATOGA	14	$11,081,000.00	2.07%
95014 CUPERTINO	16	10,265,269.18	1.92
92660 NEWPORT BEACH	10	8,621,900.00	1.61
94583 SAN RAMON	14	8,349,300.00	1.56
92651 LAGUNA BEACH	10	7,981,800.00	1.49
94025 MENLO PARK	9	6,860,250.00	1.28
94027 ATHERTON	5	5,800,000.00	1.08
94123 SAN FRANCISCO	6	5,661,050.00	1.06
90210 BEVERLY HILLS	5	5,382,500.00	1.00
95138 SAN JOSE	8	5,373,200.00	1.00
94024 LOS ALTOS	6	5,192,000.00	0.97
94566 PLEASANTON	7	5,119,950.00	0.96
94303 PALO ALTO	6	5,028,500.00	0.94
95032 LOS GATOS	6	4,897,500.00	0.91
94301 PALO ALTO	4	4,677,500.00	0.87
92657 NEWPORT BEACH	4	4,197,250.00	0.78
91362 THOUSAND OAKS	5	4,151,871.61	0.77
94941 MILL VALLEY	5	4,026,000.00	0.75
94010 BURLINGAME	6	3,877,604.00	0.72
95120 SAN JOSE	7	3,850,940.00	0.72
94022 LOS ALTOS	4	3,481,000.00	0.65
94028 PORTOLA VALLEY	3	3,443,750.00	0.64
90049 LOS ANGELES	4	3,397,625.00	0.63
90046 LOS ANGELES	3	3,380,000.00	0.63
92603 IRVINE	5	3,313,825.00	0.62
91302 CALABASAS	4	3,286,999.89	0.61
91301 AGOURA HILLS	5	3,275,000.00	0.61
94611 OAKLAND	5	3,260,250.00	0.61
92672 SAN CLEMENTE	5	3,208,000.00	0.60
93923 CARMEL	4	3,203,875.00	0.60
90272 PACIFIC PALISADES	4	3,179,000.00	0.59
92673 SAN CLEMENTE	5	3,126,786.70	0.58

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	19	RESIDENTIAL MORTGAGE FINANCE

			% of Aggregate
	Number of	Principal Balance	Principal Balance
TOP 50 PROP ZIP (CA) (Cont.)	Mortgage Loans	Outstanding	Outstanding
92677 LAGUNA NIGUEL	5	3,094,998.54	0.58
94062 REDWOOD CITY	4	3,088,000.00	0.58
94080 SOUTH SAN FRANCISCO	6	2,991,340.00	0.56
90024 LOS ANGELES	3	2,900,100.00	0.54
95125 SAN JOSE	5	2,896,461.00	0.54
94526 DANVILLE	3	2,883,500.00	0.54
95051 SANTA CLARA	6	2,789,212.00	0.52
94404 FOSTER CITY	5	2,781,700.00	0.52
90275 RANCHO PALOS VERDES	4	2,750,000.00	0.51
94588 PLEASANTON	4	2,747,000.00	0.51
94507 ALAMO	3	2,710,000.00	0.51
90265 MALIBU	3	2,650,000.00	0.49
94598 WALNUT CREEK	4	2,649,000.00	0.49
95030 LOS GATOS	3	2,638,500.00	0.49
90004 LOS ANGELES	3	2,625,000.00	0.49
92078 SAN MARCOS	5	2,553,783.00	0.48
93105 SANTA BARBARA	4	2,476,689.60	0.46
95762 EL DORADO HILLS	4	2,448,300.00	0.46
Other	566	326,345,372.76	60.89
Total:	844	$535,970,453.28	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS	20	RESIDENTIAL MORTGAGE FINANCE